UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: April 27, 2010
(Date of earliest event reported):  April 27, 2010

FRANKLIN FINANCIAL SERVICES CORPORATION
(Exact name of registrant as specified in its new charter)

Pennsylvania	0-12126	25-1440803
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Indent. No.)

20 South Main Street, Chambersburg, PA	17201
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code                     (717) 264-6116

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐	Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Franklin Financial Services Corporation  (the “Company”) is holding its annual meeting of shareholders on April 27, 2010. The text of the remarks of Charles M. Sioberg, Chairman of the Board of the Company, and of William E. Snell, Jr., President and Chief Executive Officer of the Company, to be delivered at this meeting are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

99 .1	Remarks of Charles M. Sioberg, Chairman of the Board of the Company, to be delivered at the meeting of the shareholders on April 27, 2010.

99 .2	Remarks of William E. Snell, Jr., President and Chief Executive Officer of the Company, to be delivered at the meeting of the shareholders on April 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

By:	/s/ William E. Snell, Jr.
William E. Snell, Jr., President
and Chief Executive Officer

Dated: April 27, 2009

EXHIBIT INDEX

Exhibit Number	Description

99.1	Remarks of Charles M. Sioberg, Chairman of the Board of the Company, to be delivered at the meeting of the shareholders on April 27, 2010.

99.2	Remarks of William E. Snell, Jr., President and Chief Executive Officer of the Company, to be delivered at the meeting of the shareholders on April 27, 2010.